UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    --------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 23, 2006

                                    --------

                             Sypris Solutions, Inc.
             (Exact name of registrant as specified in its charter)

          Delaware                     0-24020                  61-1321992
(State or Other Jurisdiction         (Commission              (I.R.S. Employer
      of Incorporation)              File Number)            Identification No.)

101 Bullitt Lane, Suite 450
   Louisville, Kentucky                                            40222
   (Address of Principal                                         (Zip Code)
    Executive Offices)

       Registrant's telephone number, including area code: (502) 329-2000

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     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                        Section 2 - Financial Information

Item 2.02      Results of Operations and Financial Condition.

               On February 23, 2006, Sypris Solutions, Inc. (the "Company") announced its financial results for the fourth quarter and fiscal year ended December 31, 2005. The full text of the press release is set forth in Exhibit 99 hereto.

               The information in this Form 8-K and the attached Exhibit is being furnished pursuant to Item 2.02 "Results of Operations and Financial Condition" and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

                            Section 7 - Regulation FD

Item 7.01      Regulation FD Disclosure.

               On February 23, 2006, Sypris Solutions, Inc. (the "Company") announced its financial results for the fourth quarter and fiscal year ended December 31, 2005. The full text of the press release is set forth in Exhibit 99 hereto.

               The information in this Form 8-K and the attached Exhibit is being furnished pursuant to Item 7.01 "Regulation FD Disclosure" and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

                  Section 9 - Financial Statements and Exhibits

Item 9.01      Financial Statements and Exhibits.

(d) Exhibits.

    Exhibit Number         Description of Exhibit
    --------------         ----------------------
    99                     Press release issued February 23, 2006.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: February 23, 2006                    Sypris Solutions, Inc.

                                            By: /s/ T. Scott Hatton
                                                --------------------------------
                                                T. Scott Hatton
                                                Vice President
                                                and Chief Financial Officer


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                                INDEX TO EXHIBITS

Exhibit
Number                                Description
------                                -----------

  99                  Registrant's press release dated February 23, 2006.